SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
         |X|    Preliminary Information Statement
         | |    Definitive Information Statement

                              OSK CAPITAL II CORP.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):
         |X| No fee required.
         | | Fee computed on table below per Exchange Act Rules 14c-5(g) and
             0-11.

      1)    Title of each class of securities to which transaction applies:

            Common Stock, $.001 par value

      2)    Aggregate number of securities to which transaction applies:

            31,089,520 shares of Common Stock

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4)    Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                              OSK CAPITAL II CORP.
                          1080 BEAVER HALL, SUITE 1555
                        MONTREAL, QUEBEC, H2Z 1S8 CANADA

          -----------------------------------------------------------


                              INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

          -----------------------------------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY
          -----------------------------------------------------------


                                  INTRODUCTION

      This notice and information statement (the "Information Statement") was mailed on or about March 20, 2006 to the stockholders of record, as of the close of business on March 17, 2006, of OSK CAPITAL II CORP., a Nevada corporation (the "Company") pursuant to Section 14(c) of the Exchange Act of 1934, as amended. THIS INFORMATION STATEMENT IS CIRCULATED TO ADVISE THE SHAREHOLDERS OF ACTION ALREADY APPROVED BY WRITTEN CONSENT OF THE SHAREHOLDERS WHO COLLECTIVELY HOLD A MAJORITY OF THE VOTING POWER OF OUR CAPITAL STOCK AND SHALL SERVE AS OUR ANNUAL MEETING. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.


                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      The actions to be effective twenty days after the mailing of this Information Statement are as follows:


      (1) Our Articles of Incorporation was amended to change our name to Teliphone Corp.

      Attached hereto for your review is an Information Statement relating to the above-described actions.

      Please read this notice carefully. It describes the essential terms of the name change and contains certain information concerning the name change. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.


     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                       By Order of the Board of Directors,

                                       /s/ George Metrakos
                                       -------------------

                                       George Metrakos
                                       Chairman of the Board of Directors
March 7, 2006


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


                              OSK CAPITAL II CORP.
                              --------------------
                          1080 BEAVER HALL, SUITE 1555
                        MONTREAL, QUEBEC, H2Z 1S8 CANADA
          -----------------------------------------------------------
                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
          -----------------------------------------------------------

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

      (1) Our Articles of Incorporation was amended to change our name to Teliphone Corp.

The Board of Directors has fixed the close of business on March 17, 2006, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on March 17, 2006, the Record Date, are entitled to notice of the action to be effective on or about April 10, 2006. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. THIS INFORMATION STATEMENT IS CIRCULATED TO ADVISE THE SHAREHOLDERS OF ACTION ALREADY APPROVED BY WRITTEN CONSENT OF THE SHAREHOLDERS WHO COLLECTIVELY HOLD A MAJORITY OF THE VOTING POWER OF OUR CAPITAL STOCK AND SHALL SERVE AS OUR ANNUAL MEETING.

OSK CAPITAL II CORP. is authorized to issue 125,000,000 shares of capital, $0.001 par value share, of which 31,089,520 are issued and outstanding.

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

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate," "believe," "project," "expect," "intend," "predict," "potential," "future," "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

      o Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

      o Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales.

      o Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.


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


                    CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

OSK Capital II Corporation (the "Company") was incorporated in the State of Nevada on March 2, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. Effective April 28, 2005, the Company achieved its objectives with the reverse merger and reorganization with Teliphone Inc., a Canadian company.

As part of the merger and reorganization with Teliphone Inc., we became a majority owned subsidiary of Teliphone Inc.'s parent company, United American Corporation, a Florida Corporation trading on the NASD OTCBB under the symbol UAMA. United American Corporation management now proposes to spin-off OSK Capital II Corp.

Our overall corporate strategy is to build a subscriber base of both residential and business customers who purchase telecommunications services on a monthly basis, as well as wholesale technology and telecommunications solutions to Tier 1 & Tier 2 telecommunications companies.

Teliphone, Inc. was founded by its original parent company, United American Corporation, a publicly traded Florida Corporation, in order to develop a Voice-over-Internet-Protocol (VoIP) network which enables users to connect an electronic device to their internet connection at the home or office which permits them to make telephone calls to any destination phone number anywhere in the world. VoIP is currently growing in scale significantly in North America. Industry experts predict the VoIP offering to be one of the fastest growing sectors from now until 2009. This innovative new approach to telecommunications has the benefit of drastically reducing the cost of making these calls as the distances are covered over the Internet instead of over dedicated lines such as traditional telephony.

Prior to its acquisition by the Company, Teliphone, Inc. had grown primarily in the Province of Quebec, Canada through the sale of its product offering in retail stores and over the internet. During this time, Teliphone had also expanded its network in order to offer services outside of the Province of Quebec, mainly in the Province of Ontario and the State of New York.



                                    BUSINESS

The Company is an Internet telecommunications (VoIP) company that offers value-added telecommunications services to Residential and small office / home office (SOHO) Business customers.

VoIP phone market
-----------------

The VoIP market is currently experiencing a rapid growth in North America, however, penetration rates are still relatively low. The largest VoIP players, the cable companies (Such as Videotron, Rogers and Shaw in Canada and CableVision in the US) are battling with the incumbent telecommunications companies (AT&T, Verizon, Bell, Telus, etc.) and new VoIP independents (Vonage,
AOL) principally for the residential phone market. This market is estimated by the ITU to be valued at over 4B$ by 2008.

The Company's Differentiation
-----------------------------

VoIP as replacement residential service has already become a crowded marketplace. Competitors mentioned above are deeply discounting their service in order to acquire clients, investing on average 9-15 months of revenue per client on acquisition costs, due to marketing expenses as well as subsidies for start-up equipment.

The Company, since its inception, has viewed a larger market for its services, leveraging its VoIP network for more than just replacement of standard phone service. Its product strategy is as follows:

Services sold direct to customer (Retail)
-----------------------------------------

teliPhone Mobile VoIP and Single Point of Contact services (MobilNation)
------------------------------------------------------------------------

Entry-level service targeting mobile phone users both residential and business. Does not require broadband internet access nor any additional equipment for the Company to finance. Users pay a fixed monthly fee of $9.95 per month and receive a teliPhone number where they are provided options to re-direct the incoming call to numerous phones, enhanced voice-mail, as well as the ability to add virtual numbers from other cities ($4.95 per month), eliminating inbound long distance charges to their calling parties.

Customers can also benefit from reduced VoIP long distance charges by utilizing the Company's multiple dial-up numbers from various cities in the US & Canada. This transfers the customer's long distance charges from their cellular provider to us- the customer pays only local air time to their cellular provider and is not required to enter a PIN # to benefit. Average revenues are estimated at $10.00 per month.

These services are marketed primarily over the Internet and will be introduced in 2006Q3 to The Company's Retail sales points.

Unlike the residential phone market which has a current universe of 32M customers who have a landline and broadband internet access (and significant competition as noted in 1.1 above), the universe of the market for Mobile VoIP and Single Point of Contact services is over 160M customers in North America who have cellular phones and are looking to decrease roaming charges and long distance charges.

teliPhone Residential VoIP service
----------------------------------

The Company will continue to focus on its residential phone service in the Central Canada market (Ontario and Quebec). Average revenues per customer are $30.00 per month. While competition in this market is strong, The Company offers value-added services that the local cable phone providers, leaders in the Canadian VoIP market, such as:

      o     Virtual numbers from other cities around North America
      o     Wireless VoIP handsets
      o Function independent of the Internet Service Provider (Cable companies allow users to use their VoIP service on their network only).


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

      o Sale of service predominantly through cellular phone stores, providing demos, personalized service and in-store activation.
      o     Competitive pricing without the need for bundling services

The Canadian Telco's are currently regulated, such that they cannot offer VoIP at reduced prices, leaving the market open to the Cable Co's and the independents to grow.

teliPhone Small business VoIP services
--------------------------------------

During 2005 third quarter, the Company began to target Small and Medium sized business clients with an expanded version of its offering. Average revenues per customer in this segment are $400. The Company markets these services primarily through its telecom interconnection resellers, who have existing customer relationships in this segment.

Teliphone has also developed and integrated new software permitting the replacement of traditional auto-attendant and office telephony systems. The Company is currently finalizing its beta trials and will introduce to the market through its interconnection re-seller base in 2006Q1.

Wholesale Services
------------------

Teliphone will sell its technology and overflow network capacity to other partners in order to benefit from lower costs of operation and increased revenues. Significant advantages to wholesale operations include the lack of inventory investment by Teliphone in order to acquire new customers, along with the reduced costs to service the customers, since wholesale partners remain as first level technical support to their clients. Some wholesale partnerships to date include:

      o Podar Enterprises (www.podarenterprise.com), a technology firm based in Mumbai, India who is in now developing sales channels through local Internet Service Providers in India
      o Mobality, (www.mobality.com), a long distance termination company who will market VoIP services to primarily business clients who they currently do business with.
      o Preliminary Letter of Intent agreed upon by a major small and medium sized business supplier with significant experience in the telecommunications sector, totalling thousands of clients in the central Canada (provinces of Ontario and Quebec) region.
      o Additional discussions with telecommunications re-sellers with existing client bases are in process.


1. SALES & DISTRIBUTION
   --------------------

Retail outlets include cellular phone and computer related stores. Teliphone focuses on smaller outlets and chains due to their attention to customer, as well as the individual focus of in-store service activation. As a model, Teliphone has successfully built a Retail sales channel in Montreal comprised of over 60 store fronts and independent re-sellers.

Web-based sales will be enhanced through Teliphone's 2005 fourth quarter launch a comprehensive media and promotion campaign with Smart Media Works, forming strategic marketing alliances with Lycos.ca, Destina.ca (Air Canada travel site) and Ticket-In-Box.com events listing.

Teliphone and Smart Media Works will build a VoIP-centric website and leverage the affiliate programs on the websites listed above. This will permit a large web-based promotion campaign which will guide customers to the Teliphone purchase process.

2. GROWTH TIMELINE
   ---------------

Phase 1- Development - September 2004 to September 2005 (COMPLETE)

      o     Development of a proof-of concept platform for VoIP calling services
      o     Migration to a highly scalable, production platform
      o     Develop a strong Retail Distribution Channel in the local market
            o 62 retail points of sale, including over 200 trained sales representatives
      o     Establish a 1,000 customer base in order to streamline and perfect order management, provisioning, billing and customer service.
      o     Establish a framework to work with International partners in order to expand market reach through Joint Venture.

Phase 2- Expansion of service model, leverage existing network - November 2005 to May 2006 (BRIDGE)

      o     Raise bridge financing
      o     Achieve Cash Flow Positive Operations within 12 month timeline
      o Complete IPO on the NASD OTCBB exchange o Execute Web-based marketing campaign
      o     Expand network reach to Europe, Asia

Phase 3- Customer growth, equipment acquisition, integration to MVNO - May 2006 to 2007

      o Grow customer base organically and through acquisition of smaller players
      o Intensive partnerships and R&D activities in the emerging VoIP-MVNO segment
      o Begin to market at the retail level as the first Canadian MVNO-VoIP carrier

NOTE: MVNO, or Mobile Virtual Network Operators, purchase local air-time minutes from Tier 1 cellular carriers at the wholesale level. Equipment, such as the Mobile SIP Exchange, permits a gateway to handoff cellular calls to VoIP calls.

Phase 4- Expansion as MVNE to Tier 1 & 2 international carriers - 2007 +

o The Company will move to solution sale revenues with monthly royalties to complement its retail and wholesale operations.

NOTE: MVNE, or Mobile Virtual Network Enabler, will permit The Company to leverage existing Tier 1 carriers' customer base by offering value added technology and services to the larger, established players. This positioning will strengthen The Company as consolidation will occur.

Employees
---------

As of the date hereof we had 3 employees that work directly for Teliphone Inc., our wholly owned subsidiary, 4 full time consultants, and 6 part-time consultants.


ITEM 2. DESCRIPTION OF PROPERTY


The company's executive offices are currently located at 1080 Beaver Hall, suite 1555, Montreal, PQ, Canada, H2Z 1S2. In addition, under agreement with Peer 1 Networks, a data center and co-location facility, we rent 100 square feet of space for our main telecommunications network located at 1080 Beaver Hall, Suite 1512, Montreal, PQ, Canada, H2Z 1S2 and our US network on Broadstreet, Manhattan, New York.


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

                     AMEND THE ARTICLES OF INCORPORATION TO
                          CHANGE OF NAME OF THE COMPANY

On April 28, 2005, we completed our acquisition of Teliphone Inc. Management believes that changing our name to Teliphone Corp. would reflect the current business of the Company.

Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to our Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient amend the Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the outstanding common stock.



                         DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter's rights of appraisal in connection with the name change.

                             ADDITIONAL INFORMATION
                             ----------------------

      If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed our annual report for the fiscal year ended December 31, 2004 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE
                      -------------------------------------

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

      Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 and all amendments.

      Quarterly Report on Form 10-QSB for the quarters ended March 31, 2005, June 30, 2005 and December 31, 2005.


      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT
                      -------------------------------------

         The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

                                     NOTICE
                                     ------

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT HAVE CONSENTED TO THE ADOPTION OF THIS AMENDMENT TO OUR CERTIFICATE OF INCORPORATION OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THIS AMENDMENT UNDER NEVADA LAW, AND HAS DONE SO. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.



      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                             By Order of the Board of Directors


                                By /s/ GEORGE METRAKOS
                     -------------------------------------------
                                      GEORGE METRAKOS


                                                            Date: March 7, 2006


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